Exhibit 99.1

Subject Line: IMPORTANT UPDATE: Special Meeting to Approve Casago Transaction - Voting is Open

Vacasa Team,

We will be holding an important Special Meeting of Stockholders on April 29, 2025, to approve our proposed transaction with Casago, in which Casago will acquire all of the outstanding shares of Vacasa, Inc. for $5.30 per share (the “Merger”), as described in our definitive proxy materials, filed with the U.S. Securities and Exchange Commission. Stockholder approval is required to complete the Merger. Vacasa shares held by employees that (i) were acquired in the open market by March 12, 2025  or (ii) have vested and been released to employees as of March 12, 2025, are eligible to be voted at the Special Meeting.

As detailed in the proxy materials, the Special Committee and the Board of Directors of Vacasa believe that the Merger is in the best interests of, and represents the best path forward to maximize value for, Vacasa stockholders. As such, the Board encourages all stockholders to vote “FOR” the following proposals (each as more fully described in the proxy materials) at the Special Meeting:

●	to approve the Merger; and
●
to authorize the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve the Merger or in absence of a quorum

Your vote “FOR” both of these proposals is important no matter how many shares you own, and will help drive Vacasa forward.
To vote, please follow the below steps with respect to Vacasa shares held in your Morgan Stanley Shareworks account:

●
If your account is enrolled for E-Delivery of Shareholder Communications, then you should have received a meeting notification from id@proxyvote.com. The notification will have a link to all the documents and a control number that can be used to vote via proxyvote.com.

●	If your account is not enrolled, then you should have been sent a physical proxy and supporting documents via mail and should vote shares in accordance with the instructions provided.

If you hold Vacasa shares outside of Shareworks, the bank or broker where you hold those shares should have sent you similar voting materials and instructions. If you have any questions about the above or require any assistance with the voting process, please contact Vacasa’s proxy solicitor, Sodali & Co. by phone: (800) 662-5200 or email VCSA@investor.sodali.com
Thank you for your continued support and dedication to Vacasa.
Thank you,

Rob Greyber
Chief Executive Officer

Additional Information and Where to Find It

The proposed transaction between Vacasa, Inc. (the “Company”) and Vacasa Holdings LLC and Casago Holdings, LLC (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.